UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer Identification No.)

0-13063

(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119

(Address of registrant’s principal executive offices) (Zip Code)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Common Stock, $.001 par value	SGMS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

The information contained under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 1, 2019, Scientific Games Corporation (the “Company”) issued a press release announcing, among other things, results for the three and six months ended June 30, 2019. A copy of the press release that will be discussed on the Company’s earnings call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain “non-GAAP financial measures” as that term is defined by the rules of the Securities and Exchange Commission (the “SEC”). The Company’s press release includes the most directly comparable financial measures calculated and presented in accordance with GAAP, information reconciling the non-GAAP financial measures to the most directly comparable GAAP financial measures, a statement disclosing the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations, and a statement disclosing the additional purposes for which the Company’s management uses the non-GAAP financial measures.

The non-GAAP financial measures used in the press release should not be considered in isolation of, as a substitute for, or superior to, the financial information prepared in accordance with GAAP. The non-GAAP financial measures as defined in the press release may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information in the press release, should be read in conjunction with the Company’s financial statements filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated August 1, 2019.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2019	SCIENTIFIC GAMES CORPORATION

	By:	/s/ Michael A. Quartieri
		Name:	Michael A. Quartieri
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

3